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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 17, 1997
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                           Chevy chase Bank, F.S.B.
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             Exact Name of registrant as specified in its charter)


United States                       333-21707                   52-0897004
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.


8401 Connecticut Avenue, Chevy Chase Maryland                      20815
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including Area Code:   (301) 986-7000
                                                     ----------------

                                Not applicable.
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     In connection with the offering of Auto Receivables Backed Certificates, Class A, of which Chevy Chase Auto Receivables Trust, 1997-3 is the issuer as described in a Preliminary Prospectus Supplement dated as of September 17, 1997 to the Prospectus dated September 17, 1997, an opinion of counsel to the issuer was delivered concerning certain federal taxation matters, and the auditors to the certificate insurer delivered their consent to the incorporation by reference of certain financial statements of the certificate insurer in the Prospectus Supplement and the reference to such firm therein under the caption "Experts."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits;

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          (8)  Opinion re tax matters

                   8.2 Opinion of Shaw, Pittman, Potts & Trowbridge re tax matters, including consent of Shaw, Pittman, Potts & Trowbridge

          (23) Consents of Experts and Counsel

               23.1  Consent of Coopers & Lybrand L.L.P.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHEVY CHASE BANK, F.S.B.


Date:  September 17, 1997               By:   /s/ Mark A. Holles
                                              ------------------
                                              Mark A. Holles,
                                              Vice President
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Exhibit Index
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Exhibit                                                Page
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8.2   Opinion of Shaw, Pittman, Potts & Trowbridge      5
      re tax matters

23.1  Consent of Coopers & Lybrand L.L.P.               7